Exhibit 99.3

SECURITY AND PLEDGE AGREEMENT

SECURITY AND PLEDGE AGREEMENT, dated as of September 10, 2024 (this “Agreement”), made by FOXO Technologies Inc., a Delaware corporation, with offices located at 729 N. Washington Avenue, Suite 600, Minneapolis, Minnesota 55401 (the “GRANTOR”), in favor of the Noteholders (as hereinafter defined).

WITNESSETH:

WHEREAS, Rennova Community Health, Inc., a Florida corporation (the “Company”), the Grantor and Rennova Health, Inc., a Delaware corporation (“Rennova”), are parties to the Securities Exchange Agreement, dated as of June 10, 2024, as amended as of September 10, 2024 (the “Exchange Agreement”), pursuant to which the Company shall be required to issue, and Rennova shall accept, the “Note” issued pursuant thereto (as such Note may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, the “Note”);

WHEREAS, the Grantor will execute and deliver a guarantee (the “Guaranty”) for the benefit of the Noteholders, with respect to the Company’s obligations under the Exchange Agreement, the Notes and the other Transaction Documents (as defined in the Exchange Agreement);

WHEREAS, it is a condition precedent to Rennova’s obligation to accept the Note issued pursuant to the Exchange Agreement that the Grantor shall have executed and delivered to the Noteholders this Agreement providing for the grant to the Noteholders, of a valid, enforceable, and perfected security interest in the Collateral (as hereinafter defined) to secure all of the Company’s obligations under the Transaction Documents and the Guarantor’s obligations under the Guaranty, as applicable; and

WHEREAS, the Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Rennova to perform under the Exchange Agreement, the Grantor agrees with the Noteholders, as follows:

SECTION 1. Definitions.

(a) Reference is hereby made to the Exchange Agreement and the Notes for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Exchange Agreement, the Notes or in the Code (as defined below), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of the Code except as the Noteholders may otherwise determine.

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(b) The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, and “Supporting Obligations”.

(c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Affiliate” of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and any officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency or similar laws).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capital Stock” means (i) with respect to the Company, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock (including, without limitation, any warrants, options, rights or other securities exercisable or convertible into equity interests or securities of the Company).

“Closing Date” means the date the Company initially issues the Note pursuant to the terms of the Exchange Agreement.

“Code” means Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of Florida; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Florida, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Collateral” shall have the meaning set forth in Section 2(a) of this Agreement.

“Company” shall have the meaning set forth in the preamble hereto.

“Event of Default” means (a) any failure by Grantor to perform or observe any term, covenant or agreement contained in this Agreement; (b) any representation or warranty made or deemed made by Grantor in this Agreement proves to have been incorrect in any material respect when made or deemed made; or (c) any Event of Default as defined in Section 3(a) of the Note.

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“Exchange Agreement” shall have the meaning set forth in the recitals hereto.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” shall have the meaning set forth in the recitals hereto.

“Guaranty” shall have the meaning set forth in the recitals hereto.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Lien” means any mortgage, lien, pledge, charge, security interest, adverse claim or other encumbrance upon or in any property or assets.

“Note” shall have the meaning set forth in the recitals hereto.

“Noteholders” means, at any time, the holders of the Notes at such time.

“Obligations” shall have the meaning set forth in Section 3 of this Agreement.

“Paid in Full” or “Payment in Full” means the indefeasible payment in full in cash of all of the Obligations.

“Perfection Requirement” or “Perfection Requirements” shall have the meaning set forth in Section 4(j) of this Agreement.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Pledged Entity” means the Company.

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“Pledged Equity” means all of the Grantor’s right, title and interest in and to all of the Securities and Capital Stock now or hereafter owned by the Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Securities and/or Capital Stock, the right to receive any certificates representing any of such Securities and/or Capital Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Subsidiary” means any Person in which the Grantor directly or indirectly, (i) owns any of the outstanding Capital Stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Subsidiaries”.

SECTION 2. Grant of Security Interest.

(a) As collateral security for the due and punctual payment and performance of all of the Obligations, as and when due, the Grantor hereby pledges and assigns to the Noteholders, and grants to the Noteholders, a continuing security interest in, the following(collectively, the “Collateral”):

(i) all Instruments (including, without limitation, each certificated Security);

(ii) all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Equity);

(iii) all Supporting Obligations; and

(iv) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

(b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Rennova as aforesaid, the Grantor hereby grants to the Noteholders, a right of set-off against the property of the Grantor held by the Noteholders, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Noteholders, for any purpose, including safekeeping, collection or pledge, for the account of the Grantor, or as to which the Grantor may have any right or power; provided that such right shall only to be exercised after an Event of Default has occurred and is continuing.

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SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”):

(a) (i) the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Exchange Agreement, this Agreement, the Notes and the other Transaction Documents, and (ii) in the case of the Guarantor, the payment by the Guarantor, as and when due and payable of all Obligations under the Guaranty, including, without limitation, in both cases, (A) all principal of, interest, make-whole and other amounts on the Notes (including, without limitation, all interest, make-whole and other amounts that accrue after the commencement of any Insolvency Proceeding of the Grantor, whether or not the payment of such interest is enforceable or is allowable in such Insolvency Proceeding), and (B) all fees, interest, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the Transaction Documents; and

(b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion, exchange or redemption rights of the Noteholders under the Notes.

SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

(a) Schedule I hereto sets forth (i) the exact legal name of the Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of the Grantor in such state. The information set forth in Schedule I hereto with respect to the Grantor is true and accurate in all respects. The Grantor has not previously changed its name (or operated under any other name), jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule I hereto.

(b) There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting the Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Noteholders of any of its rights or remedies hereunder.

(c) The Grantor is and will be at all times the sole and exclusive owner of the Collateral pledged by the Grantor hereunder free and clear of any Liens, except for Permitted Liens (as defined in the Note) thereon. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office.

(d) The exercise by the Noteholders of any of their rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties.

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(e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Noteholders of any of their rights and remedies hereunder, except for (A) the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule IV hereto, and (B) with respect to Investment Property constituting certificated securities or instruments, such items to be delivered to and held by or on behalf of the Noteholders pursuant hereto in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Noteholders (subclauses (A) through (B) each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(f) This Agreement creates in favor of the Noteholders a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The performance of the Perfection Requirements results in the perfection of such security interest in the Collateral. Such security interest is (or in the case of Collateral in which each Grantor obtains rights after the date hereof, will be), subject only to Permitted Liens and the Perfection Requirements, a first priority, valid, enforceable and perfected security interests in the Collateral. Such recordings and filings and all other action necessary to perfect and protect such security interest have been duly taken (and, in the case of Collateral in which any Grantor obtains rights after the date hereof, will be duly taken), except for the Noteholders having possession of all Documents, constituting Collateral after the date hereof and the other actions, filings and recordations described above, including the Perfection Requirements.

(g) All of the Pledged Equity is presently owned by the Grantor as set forth in Schedule III, and is presently represented by the certificates listed on Schedule III hereto (if applicable). As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents. The Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as applicable. None of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. The Pledged Equity constitutes 100% or such other percentage as set forth on Schedule III of the issued and outstanding shares of Capital Stock of the applicable Pledged Entity.

(h) The Grantor (i) is a corporation, duly organized and validly existing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction Document to which the Grantor is a party, and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect.

(i) The execution, delivery and performance by the Grantor of this Agreement and each other Transaction Document to which it is a party (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, or any applicable law or any contractual restriction binding on it or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its assets or properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its assets or properties.

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(j) This Agreement and each of the other Transaction Documents to which it is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Grantor, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(k) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Noteholders shall otherwise consent in writing:

(a) Further Assurances. The Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Noteholders may reasonably request in order to: (i) perfect and protect the security interest of the Noteholders created hereby; (ii) enable the Noteholders to exercise and enforce their rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement.

(b) Transfers and Other Liens.

(i) Except as otherwise expressly permitted in the other Transaction Documents, the Grantor shall not, directly or indirectly, sell, lease, license, assign, transfer, spin-off, split-off, close, convey or otherwise dispose of any Collateral whether in a single transaction or a series of related transactions.

(ii) The Grantor will not create, suffer to exist or grant any Lien upon or with respect to any. Collateral other than a Permitted Lien.

SECTION 6. Additional Provisions Concerning the Collateral.

(a) Upon an Event of Default, the Grantor hereby irrevocably appoints the Noteholders as its attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Noteholders’ discretion, to take any action and to execute any instrument which the Noteholders may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above, (iii) to file any claims or take any action or institute any proceedings which the Noteholders may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Noteholders with respect to any Collateral and (iv) to execute assignments, licenses and other documents to enforce the rights of the Noteholders with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are Paid in Full.

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(b) If the Grantor fails to perform any agreement or obligation contained herein, the Noteholders may themselves perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Noteholders, and the expenses of the Noteholders incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

(c) The powers conferred on the Noteholders hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon any of them to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by any of them hereunder, the Noteholders shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(d) As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Grantor:

(i) The Grantor shall have the right, from time to time, to vote and give consents with respect to the Pledged Equity, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Exchange Agreement or any other Transaction Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Noteholders in respect of the Pledged Equity or which would authorize, effect or consent to:

(A) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(B) the consolidation or merger of a Pledged Entity with any other Person;

(C) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Noteholders;

(D) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Capital Stock; or

(E) the alteration of the voting rights with respect to the Capital Stock of a Pledged Entity.

(ii) The Grantor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Equity to the extent not in violation of the Exchange Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Equity, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

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(iii) All dividends and interest (other than such cash dividends and interest as are permitted to be paid to the Grantor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Equity, whenever paid or made, shall be delivered to the Noteholders to hold as Pledged Equity and shall, if received by the Grantor, be received in trust for the benefit of the Noteholders, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Noteholders as Pledged Equity in the same form as so received (with any necessary endorsement).

SECTION 7. Remedies Upon Event of Default; Application of Proceeds. If any Event of Default shall have occurred and be continuing, subject to any applicable cure periods:

(a) The Noteholders may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, in any other Transaction Document or otherwise available to them, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Noteholders’ name or into the name of their nominee or nominees (to the extent the Noteholders have not theretofore done so) and thereafter receive, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though they were the outright owner thereof, and (ii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale in accordance with applicable law (including, without limitation, by credit bid), at any of the Noteholders’ offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Noteholders may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Noteholders may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Noteholders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice of sale having been given. The Noteholders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Noteholders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Noteholders accept the first offer received and do not offer such Collateral to more than one offeree, and waives all rights that the Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. The Grantor hereby acknowledges that (i) any such sale of the Collateral by the Noteholders shall be made without warranty, (ii) the Noteholders may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral.

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(b) Any cash held by the Noteholders as Collateral and all Cash Proceeds received by the Noteholders in respect of any sale or disposition of or collection from, or other realization upon, all or any part of the Collateral shall be applied as follows: first, to pay any fees, indemnities or expense reimbursements then due to the Noteholders (including those described in Section 8 hereof); second, to pay any fees, indemnities or expense reimbursements then due to the Noteholders, on a pro rata basis; third, to pay interest due under the Notes owing to the Noteholders, on a pro rata basis; fourth, to pay or prepay principal in respect of the Notes, whether or not then due, owing to the Noteholders, on a pro rata basis; and fifth, to pay or prepay any other Obligations, whether or not then due, in such order and manner as the Noteholders shall elect. Any surplus of such cash or Cash Proceeds held by the Noteholders and remaining after the Payment in Full of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, disposition, collection or realization are insufficient to pay all amounts to which the Noteholders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other charges of any attorneys employed by the Noteholders to collect such deficiency.

(d) To the extent that applicable law imposes duties on the Noteholders to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is commercially reasonable for the Noteholders (i) to fail to incur expenses deemed significant by the Noteholders to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Noteholders against risks of loss, collection or disposition of Collateral or to provide to the Noteholders a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Noteholders, to obtain the services of brokers, investment bankers, consultants, attorneys and other professionals to assist the Noteholders in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Noteholders would be commercially reasonable in the Noteholders’ exercise of remedies against the Collateral and that other actions or omissions by the Noteholders shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to the Grantor or to impose any duties on the Noteholders that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

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(e) The Noteholders shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Noteholders’ rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Grantor lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Noteholders’ rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8. Indemnity and Expenses.

(a) The Grantor agrees to defend, protect, indemnify and hold the Noteholders harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of such Person’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent resulting from such Person’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

(b) The Grantor agrees to pay to the Noteholders upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Noteholders and of any experts and agents, which the Noteholders may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Noteholders hereunder, or (iv) the failure by the Grantor to perform or observe the of the provisions hereof.

SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, first-class postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to the Grantor, to the Grantor’s address, or if to any Noteholder, to it at its respective address; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or three Business Days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.

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SECTION 10. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Noteholders and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Grantor and the Noteholders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification or waiver of this Agreement shall be effective to the extent that it (1) applies to fewer than all of the Noteholders or (2) imposes any obligation or liability on any Noteholders without such holder’s prior written consent (which may be granted or withheld in such holder’s sole discretion).

(b) No failure on the part of the Noteholders to exercise, and no delay in exercising, any right reasonably hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right reasonably preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of any Noteholder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of any Noteholder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any of the other Transaction Documents against such party or against any other Person, including but not limited to, the Grantor.

(c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until Payment in Full of the Obligations, and (ii) be binding on the Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Noteholders hereunder, to the benefit of the Noteholders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantor, the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Noteholders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any such Noteholder shall mean the assignee of such Noteholder. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Noteholders, and any such assignment or transfer without such consent of the Noteholders shall be null and void.

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(e) Upon the Payment in Full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Noteholders will, upon the Grantor’s request and at the Grantor’s expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f) Governing Law; Jurisdiction; Jury Trial.

(i) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida.

(ii) The Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Palm Beach County, Florida, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it hereunder and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Noteholders from bringing suit or taking other legal action against the Grantor in any other jurisdiction to collect on the Grantor’s obligations or to enforce a judgment or other court ruling in favor of a Noteholder.

(iii) WAIVER OF JURY TRIAL, ETC. THE GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv) The Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

(g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement. Delivery of any executed counterpart of a signature page of this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(i) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Noteholder or any other Person (upon (i) the occurrence of any Insolvency Proceeding of any of the Company or the Grantor or (ii) otherwise, in all cases as though such payment had not been made).

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IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTOR:

FOXO TECHNOLOGIES INC.

By:	/s/ Mark White
Name:	Mark White
Title:	Interim CEO

[Signature Page to Security and Pledge Agreement]

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accepted by:

RENNOVA HEALTH, INC.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	CEO

[Signature Page to Security and Pledge Agreement]

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SCHEDULE I

Legal Names; Organizational Identification Numbers;

States or Jurisdictions of Organization

Grantor’s Name	State of Organization	Federal Employer ID	Organizational I.D.
FOXO Technologies Inc.	Delaware	85-1050265

SCHEDULE II

Locations

Grantor’s Name	Chief Executive Office	Chief Place of Business	Books and Records	Inventory Equipment, Etc.
FOXO Technologies Inc.

SCHEDULE III

Promissory Notes, Securities, Deposit Accounts,

Securities Accounts and Commodities Accounts

Securities

SCHEDULE IV

Financing Statements

Grantor	Jurisdiction for Filing Financing Statement